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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 28, 2005


                            CAS MEDICAL SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                      0-13839                   06-1123096
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)

              44 East Industrial Road, Branford, Connecticut 06405 (Address of principal executive offices, including zip code)

                                 (203) 488-6056
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
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Item 8.01.  OTHER EVENTS

On December 28, 2005, CAS Medical Systems, Inc. (the "Company") announced that it has received 510(k) clearance from the U.S. Food and Drug Administration
(FDA) to market its Near Infrared Spectroscopy (NIRS) Adult Cerebral Oximeter Monitor. The Oximeter is a continuous, non-invasive monitor measuring absolute levels of brain tissue oxygen saturation. The Company plans to launch the product in late 2006. A press release issued in connection with the foregoing is attached to this Form 8-K as Exhibit 99.1.


Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits - The following exhibit is filed as part of this report:

99.1        Press Release dated December 28, 2005.


























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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CAS MEDICAL SYSTEMS, INC.


Date: December 29, 2005                   By:   /s/ Jeffery A. Baird
                                                ---------------------------
                                                Jeffery A. Baird
                                                Chief Financial Officer
                                                and Principal Accounting Officer